UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Annual Report

December 31, 2008

DEAR FELLOW SHAREHOLDER:

CONFIDENCE

In my fifty years in the investment management business, I have experienced many drops in the stock market. They were caused by the market being overvalued at high price earnings ratios, in 1973, 1987 and 2000. The markets corrected sharply and pain and suffering was spread among investors especially in the most vulnerable sectors of the market. However, investors never lost their faith in the security and functioning of the financial institutions they dealt with such as their brokerage firm, their banks, and their mutual funds. There was no fear that the system had broken down. This time is very different. There is a broad consensus that the global financial system is in trouble from the most sophisticated nations to the smallest emerging market countries.

THE ECONOMY

The global economy has become a victim of the financial crisis. There has been a sharp fall off in consumer confidence reflected in lower auto sales, retail stores, travel and restaurants. The global economy is heading for a hard landing. The Fed has driven interest rates down to minimal levels so monetary policy is no longer helpful. Since September 15th, when Lehman Brothers was allowed to go into bankruptcy, there has been a sharp contraction in every financial measure available for the economy.

THE STOCK MARKET AND INVESTMENT POLICY

Considering all of the factors behind the bleak times we foresee, one would have to ask why on earth own stocks during a period of great uncertainty? The answer is very simple. Markets are oversold. Price earnings multiples on our portfolio are at 7.5x this year's earnings. Many of the stocks offer dividend yields of 5% or more. Stocks reached a new low on the third week of November and have since rebounded but there is more time required in establishing a short-term base. We believe that the earnings that come out in the fourth quarter and probably the first quarter of next year will be discarded by the market on the belief that it is a short-term phenomenon caused by the financial crisis in late 2008. We believe healthy companies with strong balance sheets should ignore those two quarters and look towards a recovery to a slow growth environment in late 2009.

We continue to believe that the deep values that are present today should be attractive to long-term investors. We believe a well thought out balance of bonds and stocks together with a reserve of 10-15% in cash should meet the needs of investors with a long-term time frame. The market presently has a reserve of 45% in cash and this will probably rise before it goes down. We think that these reserves are overdone and that they may be the source of potential buying power to lift stock prices in future months.

Sincerely yours,

James W. Stratton
Chairman

January 13, 2009

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.
Date of first use, February 2009. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

The fourth quarter of 2008 was particularly poor for Stratton Multi-Cap Fund (“SMCF”). Our investment performance declined by slightly less than 22% for the quarter, bringing the total decline for the year to -38.32%. During the last quarter there was a substantial redemption of shares as a result of investors taking tax losses from purchases at higher prices earlier in 2008. This produced a need to sell a number of holdings in the portfolio to raise cash. At the end of the year, the total net assets of the Fund were slightly under 75 million dollars, reflecting both the market decline and the net redemptions in the fourth quarter.

We tended to spread the sales across a number of industries and as a result, the portfolio has not changed its complexion greatly. Technology and Energy remain our #1 and #2 sectors. We have concentrated our holdings in those areas that we think are more subject to stability in a downward business cycle. Therefore, we have been selling stocks with cyclical exposure such as Capital Goods and Materials.

There was little opportunity to enter new positions. However, we did establish initial holdings in three life insurance stocks that were battered down excessively at the end of the year. Our total position in the Insurance sector is only 2.8%. Having avoided the financials through most of 2008, we think the time has come to put our toe back in the water in opportunities that appear oversold. We favor the Insurance industry contrasted to banking because of the obvious loan loss problems that still remain.

Despite the worst market decline in the history of the Fund, the long-term performance of the Fund over 15 through 35 years has averaged 9 to 10%. Admittedly, the last ten years have been mediocre ones, but the Fund has outperformed both the S&P 500 Index and the Russell 3000 Value Index as shown on the chart on page 8.

Portfolio holdings are as of 12/31/08. They are subject to change at any time. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2008

Stratton Multi-Cap Fund

	December 31, 2008	September 30, 2008
Total Net Assets	$74,764,543	$160,056,886
Net Asset Value Per Share	$26.70	$34.27
Shares Outstanding	2,799,981	4,669,937

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
ConocoPhillips (2.8%)	3M Co.	Ingersoll-Rand Co., Ltd. Class A
The Hartford Financial Services	Accenture, Ltd. Class A	Occidental Petroleum Corp.
Group, Inc. (0.7%)	The Charles Schwab Corp.	Parker Hannifin Corp.
MetLife, Inc. (0.9%)	Chesapeake Energy Corp.	Teradata Corp.
Torchmark Corp. (1.2%)	Dominion Resources, Inc.	Transocean, Inc.
	Duke Energy Corp.	Tyco Electronics, Ltd.
EOG Resources, Inc.

Sector Categories (% of Total Net Assets)
Technology	14.9%	Aerospace/Defense	7.6%	Insurance/Services	2.8%
Energy	14.3%	Capital Goods	4.8%	Consumer Staples	2.5%
Utilities	13.7%	Industrial	3.2%	Retailing	1.7%
Health Care	11.0%	Telecommunications	3.1%	Banking/Financial	1.4%
Basic Materials	7.6%	Consumer Services	3.0%

Ten Largest Holdings*

	Market Value	% of TNA
Schering-Plough Corp.	$ 2,980,250	4.0%
Owens-Illinois, Inc.	2,733,000	3.7
Hewlett-Packard Co.	2,721,750	3.6
Harris Corp.	2,663,500	3.6
AMETEK, Inc.	2,416,800	3.2
Thermo Fisher Scientific, Inc.	2,384,900	3.2
Penn Virginia Corp.	2,338,200	3.1
Triumph Group, Inc.	2,335,300	3.1
AT&T, Inc.	2,280,000	3.0
H&R Block, Inc.	2,272,000	3.0
	$25,125,700	33.5%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

The total return performance of Stratton Monthly Dividend REIT Shares (“SMDS”) in 2008 was marked by an unprecedented degree of volatility in REIT stock prices. Recall that through September 30, 2008, SMDS was up +5.86% on a total return basis. However, the market fell apart in the fourth quarter and no groups were spared. For the full year 2008, SMDS was down -30.34%. This performance, though painful, was better than the MSCI U.S. REIT Index return of -37.97% and the FTSE US Real Estate Equity Index return of -37.73%. The broad market, as represented by the S&P 500 Index, was down -37.00%.

During the fourth quarter, concern over a lack of short-term financing, available credit for future borrowings and problems facing the commercial mortgage market began to unnerve REIT investors. Additionally, with the continued economic uncertainty, the gloomy outlook for retailers made the mall and shopping center REITs unattractive. Finally, the highly publicized layoffs in many industries made the earnings of the Office and Lodging REITs less predictable, increasing downward pressure on stock prices in those sectors.

The only bright spot in the REIT group was in the Health Care sector. SMDS has historically had a heavy weighting in this group, as these companies tend to pay above average dividends and are less sensitive to changes in the overall economic picture. Many of these companies have well-positioned balance sheets that will allow them to explore growth opportunities within the healthcare group as the fall-out from the recent economic turmoil unfolds.

We remain committed to the REIT sector and believe that there will be opportunities to invest in companies with strong management teams and prized assets. We remind investors that SMDS should be one part of a broad allocation to equities within their investment portfolio.

Portfolio holdings are as of 12/31/08. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2008

Stratton Monthly Dividend REIT Shares

	December 31, 2008	September 30, 2008
Total Net Assets	$68,060,342	$101,331,878
Net Asset Value Per Share	$17.19	$26.72
Shares Outstanding	3,958,194	3,792,680

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
None	None

Sector Categories (% of Total Net Assets)
Health Care	27.7%	Net Lease	5.1%
Apartments	17.7%	Lodging	3.8%
Office	13.7%	Shopping Centers	3.6%
Industrial	6.9%	Diversified	1.7%
Regional Malls	6.2%

Ten Largest Holdings*
	Market Value	% of TNA
National Retail Properties, Inc.	$ 3,438,000	5.1%
Universal Health Realty Income Trust	3,291,000	4.8
Highwoods Properties, Inc.	3,009,600	4.4
Health Care REIT, Inc.	2,954,000	4.3
EastGroup Properties, Inc.	2,846,400	4.2
National Health Investors, Inc.	2,743,000	4.0
Liberty Property Trust	2,673,393	3.9
Mid-America Apartment Communities, Inc.	2,601,200	3.8
Nationwide Health Properties, Inc.	2,584,800	3.8
Healthcare Realty Trust, Inc.	2,582,800	3.8
	$28,724,193	42.1%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the fourth quarter of 2008, Stratton Small-Cap Value Fund (“SSCV”) posted a total return of -21.73% compared to the Russell 2000 Value return of -24.89%. For the full year of 2008, the Fund posted a return of -25.77% compared to the Russell 2000 Value return of -28.93%.

The sell-off which began during the last week of the third quarter gathered steam in October as the global credit crisis continued to worsen. While the market rallied briefly in late October, the downward spiral continued until November 20th. Through November 20th, the quarterly return for the Russell 2000 Index stood at -43%. The drastic decline managed to attract some buyers during the last five weeks of the quarter and the market bounced 30% off its late-November lows. The broad small-cap market, represented by the Russell 2000 Index, finished the quarter with a return of -26.12%. Within the small-cap market, value outperformed growth during the quarter with the Russell 2000 Value Index posting a return of -24.89% compared to the Russell 2000 Growth Index return of -27.45%.

Weakness in the portfolio was widespread as every economic sector of the portfolio experienced negative returns during the quarter. The greatest drags on absolute performance came from the Financial Services and Energy sectors. The portfolio’s energy holdings remained under pressure as energy-related commodity prices continued to weaken - driven by continued concerns for global economic growth. Fund holdings in the Financial Services sector continued to suffer throughout the quarter as the global credit crisis entered its second year. Areas of the portfolio which held up relatively well during the quarter included the Utilities, Consumer Staples, and Health Care sectors.

Portfolio holdings are as of 12/31/08. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2008

Stratton Small-Cap Value Fund

	December 31, 2008	September 30, 2008
Total Net Assets	$664,593,745	$763,876,438
Net Asset Value Per Share	$34.25	$43.76
Shares Outstanding	19,403,820	17,455,321

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)		Eliminated Holdings
Astoria Financial Corp. (1.3%)	Netflix, Inc. (1.5%)	Century Aluminum Co.
Community Bank System, Inc. (1.2%)	The Pantry, Inc. (1.1%)	DRS Technologies, Inc.
Compass Minerals International,	Psychiatric Solutions, Inc. (1.4%)	Helix Energy Solutions Group, Inc.
Inc. (1.2%)	Solera Holdings, Inc. (1.1%)	Longs Drug Stores Corp.
Fresh Del Monte Produce, Inc. (1.1%)	Terex Corp. (0.9%)	Schnitzer Steel Industries, Inc. Class A
Jos. A. Bank Clothiers, Inc. (1.6%)	United Bankshares, Inc. (1.4%)	Sciele Pharma, Inc.
Kinetic Concepts, Inc. (1.1%)		TBS International, Ltd. Class A

Sector Categories (% of Total Net Assets)
Banking/Financial	16.9%	Energy	5.3%	Business Services	2.0%
Health Care	16.1%	Retailing	4.3%	Aerospace/Defense	2.0%
Technology	11.7%	REITs	3.7%	Basic Materials	1.3%
Consumer Staples	8.1%	Insurance/Services	2.8%	Consumer Durables	0.7%
Utilities	6.3%	Capital Goods	2.5%	Transportation	0.3%

Ten Largest Holdings*

	Market Value	% of TNA
Amedisys, Inc.	$ 17,142,320	2.6%
Healthspring, Inc.	16,575,100	2.5
Ralcorp Holdings, Inc.	14,892,000	2.2
Aaron Rents, Inc.	13,296,690	2.0
Moog, Inc. Class A	13,235,597	2.0
Ruddick Corp.	13,106,100	2.0
ViroPharma, Inc.	12,889,800	1.9
Avista Corp.	12,500,100	1.9
Nationwide Health Properties, Inc.	12,349,600	1.9
Syniverse Holdings, Inc.	11,940,000	1.8
	$137,927,307	20.8%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of SMCF is made by James W. Stratton, who has served as portfolio manager for over 36 years. In his absence, John A. Affleck, CFA, President, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX*

AND THE RUSSELL 3000 VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/98 - 12/31/08)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2008) of the investable U.S. equity market.
***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend REIT Shares

Stratton Monthly Dividend REIT Shares seeks, as its primary objective, a high rate of return from dividend and interest income. Under normal conditions, SMDS invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of Real Estate Investment Trusts (“REITs”). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the FTSE NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an equity universe of more than 3,000 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess an above average dividend yield. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James A. Beers, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500 INDEX* AND THE FTSE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/98 - 12/31/08)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The FTSE NAREIT Equity Index is an unmanaged index of 113 (as of December 31, 2008) real estate investment trusts.
***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-Cap Value Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which it believes will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of SSCV is made by Gerald M. Van Horn, CFA, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND,

THE RUSSELL 2000 INDEX* AND THE RUSSELL 2000 VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/98 - 12/31/08)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization. The Russell 3000 Index represents approximately 98% (as of December 31, 2008) of the investable U.S. equity market.
**	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
***	The Fund’s annual operating expense, as stated in the current prospectus.

SCHEDULE OF INVESTMENTS December 31, 2008

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 91.6%
Aerospace/Defense – 7.6%
Lockheed Martin Corp.	22,000	$1,849,760
Northrop Grumman Corp.	33,000	1,486,320
Triumph Group, Inc.	55,000	2,335,300

		5,671,380

Banking/Financial – 1.4%
Interactive Brokers Group, Inc.
Class A†	60,000	1,073,400

Basic Materials – 7.6%
Freeport-McMoRan
Copper & Gold, Inc.†	40,000	977,600
GrafTech International, Ltd.†	100,000	832,000
Owens-Illinois, Inc.†	100,000	2,733,000
Schnitzer Steel Industries, Inc. Class A	30,000	1,129,500

		5,672,100

Capital Goods – 4.8%
General Cable Corp.†	70,000	1,238,300
Textron, Inc.	60,000	832,200
Tyco International, Ltd.	70,000	1,512,000

		3,582,500

Consumer Services – 3.0%
H&R Block, Inc.	100,000	2,272,000

Consumer Staples – 2.5%
Kimberly-Clark Corp.	35,000	1,845,900

Energy – 14.3%
ConocoPhillips	40,000	2,072,000
Hess Corp.	30,000	1,609,200
National-Oilwell Varco, Inc.†	20,000	488,800
Penn Virginia Corp.	90,000	2,338,200
Petroleo Brasileiro S.A.-ADR	25,000	612,250
Valero Energy Corp.	85,000	1,839,400
XTO Energy, Inc.	50,000	1,763,500

		10,723,350

Health Care – 11.0%
Abbott Laboratories	35,000	1,867,950
Becton, Dickinson & Co.	15,000	1,025,850
Schering-Plough Corp.	175,000	2,980,250
Thermo Fisher Scientific, Inc.†	70,000	2,384,900

		8,258,950

	Number of Shares	Market Value (Note 1)
Industrial – 3.2%
AMETEK, Inc.	80,000	$2,416,800

Insurance/Services – 2.8%
The Hartford Financial Services
Group, Inc.	30,000	492,600
MetLife, Inc.	20,000	697,200
Torchmark Corp.	20,000	894,000

		2,083,800

Retailing – 1.7%
McDonald’s Corp.	20,000	1,243,800

Technology – 14.9%
Harris Corp.	70,000	2,663,500
Hewlett-Packard Co.	75,000	2,721,750
International Business Machines Corp.	25,000	2,104,000
L-3 Communications Holdings, Inc.	25,000	1,844,500
Oracle Corp.†	100,000	1,773,000

		11,106,750

Telecommunications – 3.1%
AT&T, Inc.	80,000	2,280,000

Utilities – 13.7%
American Electric Power Co., Inc.	60,000	1,996,800
Dynegy, Inc. Class A†	800,000	1,600,000
Energen Corp.	40,000	1,173,200
Mirant Corp.†	100,000	1,887,000
NRG Energy, Inc.†	80,000	1,866,400
Public Service Enterprise Group, Inc.	60,000	1,750,200

		10,273,600

Total Common Stocks
(Cost $96,634,481)		68,504,330

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2008 (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 8.7%
PNC Bank Money Market Account
0.05%, due 01/02/09	$6,482,972	$6,482,972

Total Short-Term Investments
(Cost $6,482,972)		6,482,972

Total Investments — 100.3%
(Cost $103,117,453*)		74,987,302

Liabilities in Excess of Other Assets — (0.3%)		(222,759)

NET ASSETS — 100.0%		$74,764,543

ADR - American Depository Receipt

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $103,117,453 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,431,544
Gross unrealized depreciation	(33,561,695)

Net unrealized depreciation	$(28,130,151)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2008

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 86.4%
Apartments – 17.7%
Apartment Investment & Management
Co. Class A	96,132	$1,110,325
Camden Property Trust	70,000	2,193,800
Education Realty Trust, Inc.	10,000	52,200
Equity Residential	50,000	1,491,000
Home Properties, Inc.	50,000	2,030,000
Mid-America Apartment
Communities, Inc.	70,000	2,601,200
UDR, Inc.	185,000	2,551,150

		12,029,675

Diversified – 1.7%
Lexington Realty Trust	230,000	1,150,000

Health Care – 27.7%
HCP, Inc.	80,000	2,221,600
Health Care REIT, Inc.	70,000	2,954,000
Healthcare Realty Trust, Inc.	110,000	2,582,800
Medical Properties Trust, Inc.	100,000	631,000
National Health Investors, Inc.	100,000	2,743,000
Nationwide Health Properties, Inc.	90,000	2,584,800
Universal Health Realty Income Trust	100,000	3,291,000
Ventas, Inc.	55,000	1,846,350

		18,854,550

Industrial – 6.9%
DCT Industrial Trust, Inc.	200,000	1,012,000
EastGroup Properties, Inc.	80,000	2,846,400
First Industrial Realty Trust, Inc.	109,000	822,950

		4,681,350

Lodging – 3.8%
Hospitality Properties Trust	125,000	1,858,750
Sunstone Hotel Investors, Inc.	120,000	742,800

		2,601,550

Net Lease – 5.1%
National Retail Properties, Inc.	200,000	3,438,000

Office – 13.7%
Brandywine Realty Trust	200,000	1,542,000
Highwoods Properties, Inc.	110,000	3,009,600
Liberty Property Trust	117,100	2,673,393
Mack-Cali Realty Corp.	55,000	1,347,500
SL Green Realty Corp.	30,000	777,000

		9,349,493

	Number of Shares	Market Value (Note 1)
Regional Malls – 6.2%
General Growth Properties, Inc.	30,000	$38,700
Glimcher Realty Trust	185,000	519,850
The Macerich Co.	56,000	1,016,960
Pennsylvania Real Estate
Investment Trust	75,000	558,750
Simon Property Group, Inc.	39,300	2,088,009

		4,222,269

Shopping Centers – 3.6%
Developers Diversified Realty Corp.	60,000	292,800
Equity One, Inc.	50,000	885,000
Urstadt Biddle Properties, Inc. Class A	80,000	1,274,400

		2,452,200

Total Common Stocks
(Cost $82,223,892)		58,779,087

	Principal Amount
SHORT-TERM INVESTMENTS – 12.4%
PNC Bank Money Market Account
0.05%, due 01/02/09	$8,451,565	8,451,565

Total Short-Term Investments
(Cost $8,451,565)		8,451,565

Total Investments — 98.8%
(Cost $90,675,457*)		67,230,652

Other Assets Less Liabilities — 1.2%		829,690

NET ASSETS — 100.0%		$68,060,342

REIT – Real Estate Investment Trust
*	Aggregate cost for federal income tax purposes is $90,951,458 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$7,828,161
Gross unrealized depreciation	(31,548,967)

Net unrealized depreciation	$(23,720,806)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2008

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 84.0%
Aerospace/Defense – 2.0%
Moog, Inc. Class A†	361,925	$13,235,597

Banking/Financial – 16.9%
Affiliated Managers Group, Inc.†	257,250	10,783,920
Astoria Financial Corp.	525,000	8,652,000
BancorpSouth, Inc.	421,000	9,834,560
Community Bank System, Inc.	330,000	8,048,700
First Midwest Bancorp, Inc.	494,200	9,869,174
First Niagara Financial Group, Inc.	577,000	9,330,090
Interactive Brokers Group, Inc.
Class A†	459,000	8,211,510
MB Financial, Inc.	336,200	9,396,790
National Penn Bancshares, Inc.	567,400	8,232,974
Sterling Bancshares, Inc.	1,440,000	8,755,200
SVB Financial Group†	239,000	6,268,970
United Bankshares, Inc.	278,000	9,235,160
Webster Financial Corp.	418,600	5,768,308

		112,387,356

Basic Materials – 1.3%
Compass Minerals International, Inc.	140,000	8,212,400

Business Services – 2.0%
Aaron Rents, Inc.	499,500	13,296,690

Capital Goods – 2.5%
Cascade Corp.	176,500	5,270,290
Crane Co.	305,000	5,258,200
Terex Corp.†	350,000	6,062,000

		16,590,490

Consumer Durables – 0.7%
Jarden Corp.†	400,000	4,600,000

Consumer Staples – 8.1%
Casey’s General Stores, Inc.	500,000	11,385,000
Fresh Del Monte Produce, Inc.†	320,000	7,174,400
The Pantry, Inc.†	330,000	7,078,500
Ralcorp Holdings, Inc.†	255,000	14,892,000
Ruddick Corp.	474,000	13,106,100

		53,636,000

Energy – 5.3%
Cabot Oil & Gas Corp.	203,100	5,280,600
Carrizo Oil & Gas, Inc.†	410,000	6,601,000
Foundation Coal Holdings, Inc.	125,000	1,752,500
Penn Virginia Corp.	186,200	4,837,476
Petrohawk Energy Corp.†	228,460	3,570,830
PetroQuest Energy, Inc.†	1,025,000	6,929,000
Superior Energy Services, Inc.†	405,000	6,451,650

		35,423,056

	Number of Shares	Market Value (Note 1)
Health Care – 16.1%
Amedisys, Inc.†	414,667	$17,142,320
American Oriental Bioengineering, Inc.†	1,500,000	10,185,000
CONMED Corp.†	341,000	8,163,540
Healthspring, Inc.†	830,000	16,575,100
Henry Schein, Inc.†	88,500	3,247,065
Kinetic Concepts, Inc.†	380,000	7,288,400
LifePoint Hospitals, Inc.†	470,496	10,746,128
Psychiatric Solutions, Inc.†	335,000	9,329,750
ViroPharma, Inc.†	990,000	12,889,800
West Pharmaceutical Services, Inc.	301,100	11,372,547

		106,939,650

Insurance/Services – 2.8%
Selective Insurance Group, Inc.	505,200	11,584,236
Solera Holdings, Inc.†	300,000	7,230,000

		18,814,236

REITs – 3.7%
FelCor Lodging Trust, Inc.	831,000	1,529,040
Medical Properties Trust, Inc.	1,325,000	8,360,750
Nationwide Health Properties, Inc.	430,000	12,349,600
Sunstone Hotel Investors, Inc.	398,500	2,466,715

		24,706,105

Retailing – 4.3%
GameStop Corp. Class A†	361,742	7,835,332
The Gymboree Corp.†	390,000	10,175,100
Jos. A. Bank Clothiers, Inc.†	400,000	10,460,000

		28,470,432

Technology – 11.7%
Anixter International, Inc.†	236,700	7,129,404
Avocent Corp.†	608,000	10,889,280
Belden, Inc.	324,600	6,777,648
CommScope, Inc.†	550,000	8,547,000
Digital River, Inc.†	160,000	3,968,000
Netflix, Inc.†	335,000	10,013,150
OmniVision Technologies, Inc.†	395,000	2,073,750
ON Semiconductor Corp.†	1,960,000	6,664,000
Parametric Technology Corp.†	785,000	9,930,250
Syniverse Holdings, Inc.†	1,000,000	11,940,000

		77,932,482

Transportation – 0.3%
Euroseas, Ltd.	460,000	1,978,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2008 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 6.3%
Avista Corp.	645,000	$12,500,100
El Paso Electric Co.†	639,000	11,559,510
Energen Corp.	224,700	6,590,451
Southwest Gas Corp.	450,000	11,349,000

		41,999,061

Total Common Stocks
(Cost $678,863,796)		558,221,555

	Principal Amount
SHORT-TERM INVESTMENTS – 15.1%
PNC Bank Money Market Account 0.05%, due 01/02/09	$100,680,369	100,680,369

Total Short-Term Investments
(Cost $100,680,369)		100,680,369

Total Investments — 99.1%
(Cost $779,544,165*)		658,901,924

Other Assets Less Liabilities — 0.9%		5,691,821

NET ASSETS — 100.0%		$664,593,745

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $779,544,165 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$37,612,992
Gross unrealized depreciation	(158,255,233)

Net unrealized depreciation	$(120,642,241)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $103,117,453, $90,675,457 and $779,544,165, respectively) (Note 1)	$74,987,302	$67,230,652	$658,901,924
Dividends and interest receivable	110,756	938,585	1,045,275
Receivable for shares sold	167,210	487,308	7,136,812
Receivable for investment securities sold	366,244	1,334,473	—
Other receivables	22	—	40
Prepaid expenses	20,442	17,215	27,928

Total Assets	75,651,976	70,008,233	667,111,979

LIABILITIES:
Payable for shares redeemed	814,189	417,600	2,023,466
Payable for investment securities purchased	—	1,464,656	—
Accrued printing fee	18,651	12,226	159,836
Payable to affiliate	27,070	20,446	292,555
Accrued expenses and other liabilities	27,523	32,963	42,377

Total Liabilities	887,433	1,947,891	2,518,234

NET ASSETS:
Applicable to 2,799,981, 3,958,194 and 19,403,820 shares outstanding, respectively[1]	$74,764,543	$68,060,342	$664,593,745

Net asset value, offering and redemption price per share[2]	$26.70	$17.19	$34.25

SOURCE OF NET ASSETS:
Paid-in capital	$106,955,393	$91,781,148	$797,624,841
Accumulated net realized loss on investments	(4,060,699)	(276,001)	(12,388,855)
Net unrealized depreciation on investments	(28,130,151)	(23,444,805)	(120,642,241)

Net Assets	$74,764,543	$68,060,342	$664,593,745

[1]	SMCF: $0.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

	SMCF	SMDS	SSCV
INCOME:
Dividends	$1,618,228	$4,162,672	$6,800,782
Interest	208,932	62,138	828,369
Other income	—	—	1,538

Total Income	1,827,160	4,224,810	7,630,689

EXPENSES:
Advisory fees (Note 2)	965,560	568,915	6,247,936
Accounting/Administration services fees	140,165	106,491	544,287
Audit fees	27,000	32,500	31,500
Custodian fees	26,946	18,053	87,924
Directors’ fees	14,312	10,244	81,444
Legal fees	3,176	2,576	16,826
Miscellaneous fees	10,355	8,706	59,130
Printing and postage fees	43,517	26,912	320,479
Registration fees	34,424	28,309	54,632
Taxes other than income taxes	9,975	7,125	52,275
Transfer agent fees	97,947	100,050	995,164

Total Expenses	1,373,377	909,881	8,491,597

Net Investment Income (Loss)	453,783	3,314,929	(860,908)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,179,204)	2,259,555	(4,368,791)
Net decrease in unrealized appreciation/depreciation on investments	(75,108,306)	(34,973,362)	(202,699,355)

Net Realized and Unrealized Loss on Investments	(76,287,510)	(32,713,807)	(207,068,146)

Net Decrease in Net Assets Resulting From Operations	$(75,833,727)	$(29,398,878)	$(207,929,054)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
OPERATIONS:
Net investment income	$453,783	$412,468	$3,314,929	$3,853,310
Net realized gain (loss) on investments	(1,179,204)	8,694,100	2,259,555	16,485,877
Net increase (decrease) in unrealized appreciation/depreciation on investments	(75,108,306)	7,921,386	(34,973,362)	(40,899,746)

Net Increase (Decrease) in Net Assets Resulting From Operations	(75,833,727)	17,027,954	(29,398,878)	(20,560,559)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.19 and $0.19 per share, respectively, for SMCF, $0.97 and $0.95 per share, respectively, for SMDS)	(636,946)	(413,785)	(3,425,716)	(3,853,310)
From realized gains on investments ($1.07 and $4.73 per share, respectively, for SMCF, $2.79 and $3.93 per share, respectively, for SMDS)	(3,740,796)	(10,156,895)	(9,816,974)	(14,792,719)
Distributions in excess of net realized gain on investments ($0.03 and $0.00 per share, respectively, for SMCF, $0.00 and $0.00 per share, respectively, for SMDS)	(112,069)	—	—	—
Return of capital ($0.00 and $0.00 per share, respectively, for SMCF, $0.02 and $0.00 per share, respectively, for SMDS)	—	—	(64,282)	—

Total Distributions	(4,489,811)	(10,570,680)	(13,306,972)	(18,646,029)

CAPITAL SHARE TRANSACTIONS[1]	53,615,025	(4,825,184)	6,181,365	(21,679,571)

REDEMPTION FEES	303,683	5,275	10,844	9,328

Total Increase (Decrease) in Net Assets	(26,404,830)	1,637,365	(36,513,641)	(60,876,831)
NET ASSETS:
Beginning of year	101,169,373	99,532,008	104,573,983	165,450,814

End of year (including undistributed net investment income of $0 and $183,163, respectively, for SMCF, and $0 and $0, respectively, for SMDS)	$74,764,543	$101,169,373	$68,060,342	$104,573,983

	SSCV
	Year Ended 12/31/08	Year Ended 12/31/07
OPERATIONS:
Net investment income (loss)	$(860,908)	$1,692,922
Net realized gain (loss) on investments	(4,368,791)	2,557,014
Net decrease in unrealized appreciation/depreciation on investments	(202,699,355)	(18,170,446)

Net Decrease in Net Assets Resulting From Operations	(207,929,054)	(13,920,510)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.10 per share, respectively, for SSCV)	—	(1,692,922)
From realized gains on investments ($0.00 and $1.21 per share, respectively, for SSCV)	—	(19,060,506)

Total Distributions	—	(20,753,428)

CAPITAL SHARE TRANSACTIONS[1]	160,256,298	9,761,212

REDEMPTION FEES	134,318	110,466

Total Decrease in Net Assets	(47,538,438)	(24,802,260)
NET ASSETS:
Beginning of year	712,132,183	736,934,443

End of year	$664,593,745	$712,132,183

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SMCF
	Year Ended 12/31/08		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	3,192,553	$132,888,605	190,811	$8,517,846
Shares reinvested from net investment income and capital gains distributions	96,575	4,021,006	202,617	9,103,877

	3,289,128	136,909,611	393,428	17,621,723
Shares redeemed	(2,755,573)	(83,294,586)	(506,735)	(22,446,907)

Net Increase (Decrease)	533,555	$53,615,025	(113,307)	$(4,825,184)

	SMDS
	Year Ended 12/31/08		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	707,406	$14,978,005	97,395	$3,622,850
Shares reinvested from net investment income and capital gains distributions	415,471	10,429,087	427,089	14,500,713

	1,122,877	25,407,092	524,484	18,123,563
Shares redeemed	(824,978)	(19,225,727)	(1,121,564)	(39,803,134)

Net Increase (Decrease)	297,899	$6,181,365	(597,080)	$(21,679,571)

	SSCV
	Year Ended 12/31/08		Year Ended 12/31/07
	Shares	Value	Shares	Value
Shares issued	9,824,341	$403,646,247	5,840,936	$290,689,933
Shares reinvested from net investment income and capital gains distributions	—	—	345,281	17,150,979

	9,824,341	403,646,247	6,186,217	307,840,912
Shares redeemed	(5,855,728)	(243,389,949)	(5,968,096)	(298,079,700)

Net Increase	3,968,613	$160,256,298	218,121	$9,761,212

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of Real Estate Investment Trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings risk and price volatility risk in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

D. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. REITs – SMDS has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

H. Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets.

I. Recent Accounting Pronouncements – Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

The summary of inputs used to value each Fund’s net assets as of December 31, 2008 is as follows:

	SMCF	SMDS	SSCV
Level 1 - Quoted prices	$74,987,302	$67,230,652	$658,901,924
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$74,987,302	$67,230,652	$658,901,924

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset values of the Funds. As of and during the year ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005, by state authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2001.

Note 2. – During the year ended December 31, 2008, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF – $965,560; SMDS – $568,915; SSCV – $6,247,936. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF, SMDS and SSCV pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.63% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.) serves as the Funds’ administrator and accounting and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$127,806,266	$15,116,969	$275,641,214
Proceeds of sales	79,318,396	19,930,769	163,147,777

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2008 and 2007 was as follows:

	SMCF		SMDS		SSCV
	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$636,946	$413,785	$3,425,716	$4,090,866	$—	$1,867,586
Long-term capital gain	3,852,865	10,156,895	9,816,974	14,555,163	—	18,885,842

	4,489,811	10,570,680	13,242,690	18,646,029	—	20,753,428
Return of capital	—	—	64,282	—	—	—

	$4,489,811	$10,570,680	$13,306,972	$18,646,029	$—	$20,753,428

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Capital loss carryforward	$—	$—	$(2,615,472)
Deferred post-October losses	(4,060,699)	—	(9,773,383)
Unrealized depreciation	(28,130,151)	(23,720,806)	(120,642,241)

Total Accumulated Earnings	$(32,190,850)	$(23,720,806)	$(133,031,096)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

As of December 31, 2008, Stratton Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Stratton Multi-Cap Fund and Stratton Small-Cap Value Fund had deferred post-October capital losses of $4,060,699 and $9,773,383, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2008, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Decrease paid-in capital	$—	$—	$(860,908)
Increase undistributed net investment income	—	110,787	860,908
Decrease accumulated net realized gain (loss)	—	(110,787)	—

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Acquisition of Advisor

On April 30, 2008, Susquehanna Bancshares Inc. (“Susquehanna”), a financial services holding company based in Lititz, Pennsylvania, with assets of approximately $13 billion, acquired Stratton Holding Company, the parent company of the Advisor. As a result of the acquisition, the Advisor is now an indirect wholly owned subsidiary of Susquehanna. The Investment Advisory Agreements between each Fund and the Advisor were approved by a proxy vote of shareholders on March 28, 2008.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$44.64	$41.82	$44.35	$40.69	$34.69

Income From Investment Operations
Net investment income	0.11	0.27	0.21	0.07	0.04
Redemption fees	0.09	— [1]	0.07	0.02	0.03
Net gains (losses) on securities (both realized and unrealized)	(16.85)	7.47	0.06	5.71	7.96

Total From Investment Operations	(16.65)	7.74	0.34	5.80	8.03

Less Distributions
Dividends (from net investment income)	(0.19)	(0.19)	(0.21)	(0.07)	(0.04)
Distributions (from capital gains)	(1.07)	(4.73)	(2.66)	(2.07)	(1.99)
Distributions (in excess of capital gains)	(0.03)	—	—	—	—

Total Distributions	(1.29)	(4.92)	(2.87)	(2.14)	(2.03)

Net Asset Value, End of Year	$26.70	$44.64	$41.82	$44.35	$40.69

Total Return	(38.32%)	18.76%	0.77%	14.49%	23.53%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$74,765	$101,169	$99,532	$173,405	$110,251
Ratio of expenses to average net assets	1.07%	1.06%	1.06%	1.08%	1.15%
Ratio of net investment income to average net assets	0.35%	0.42%	0.40%	0.17%	0.12%
Portfolio turnover rate	70.49%	25.68%	31.04%	29.22%	44.44%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$28.57	$38.86	$34.35	$36.86	$32.86

Income From Investment Operations
Net investment income	0.97	0.95	0.89	0.94	0.98
Redemption fees	— [1]	— [1]	— [1]	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	(8.57)	(6.36)	8.47	0.52	6.01

Total From Investment Operations	(7.60)	(5.41)	9.36	1.47	7.00

Less Distributions
Dividends (from net investment income)	(0.97)	(0.95)	(0.89)	(0.94)	(0.98)
Distributions (from capital gains)	(2.79)	(3.93)	(3.96)	(3.04)	(2.02)
Return of capital	(0.02)	—	—	—	—

Total Distributions	(3.78)	(4.88)	(4.85)	(3.98)	(3.00)

Net Asset Value, End of Year	$17.19	$28.57	$38.86	$34.35	$36.86

Total Return	(30.34%)	(15.35%)	28.32%	4.11%	22.17%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$68,060	$104,574	$165,451	$153,344	$211,477
Ratio of expenses to average net assets	1.00%	0.92%	0.91%	0.95%	0.96%
Ratio of net investment income to average net assets	3.64%	2.75%	2.36%	2.49%	2.90%
Portfolio turnover rate	17.54%	16.85%	20.20%	5.36%	44.28%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$46.14	$48.43	$43.28	$40.33	$32.96

Income From Investment Operations
Net investment income (loss)	(0.05)[1]	0.11	(0.02)	(0.07)	(0.15)
Redemption fees	0.01	0.01	0.01	0.02	—
Net gains (losses) on securities (both realized and unrealized)	(11.85)	(1.10)	5.97	4.43	8.75

Total From Investment Operations	(11.89)	(0.98)	5.96	4.38	8.60

Less Distributions
Dividends (from net investment income)	—	(0.10)	—	—	—
Distributions (from capital gains)	—	(1.21)	(0.81)	(1.43)	(1.23)

Total Distributions	—	(1.31)	(0.81)	(1.43)	(1.23)

Net Asset Value, End of Year	$34.25	$46.14	$48.43	$43.28	$40.33

Total Return	(25.77%)	(2.20%)	13.82%	10.86%	26.43%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$664,594	$712,132	$736,934	$355,413	$116,472
Ratio of expenses to average net assets	1.22%	0.87%	1.21%	1.28%	1.47%
Ratio of net investment income (loss) to average net assets	(0.12%)	0.21%	(0.06%)	(0.25%)	(0.57%)
Portfolio turnover rate	26.14%	19.07%	29.41%	15.49%	16.54%

[1]	Calculated based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania February 18, 2009

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-634-5726. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Funds is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS*

John J. Lombard, Jr. (74) Director	SMCF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Lois Rothenberger (58) Director	Since 2008	Ms. Rothenberger is Director of Finance of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (61) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (69) Director	Since 2005	Mr. Williams is retired.	Three	None

Joel H. Wilson (60) Director	Since 2005	Mr. Wilson is Co-Owner & Principle of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (59) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS**

Bernard A. Francis, Jr.[2] (58) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co.; President of Brandywine Benefits Company, LLC and President and Chief Executive Officer of Widmann, Siff & Co., Inc.	Three	None

James W. Stratton[2,3] (72) Chairman, Chief Executive Officer and Director	SMCF 1972 SMDS 1980 SFI 1993	Mr. Stratton is Chief Investment Officer and a Director of the investment advisor, Stratton Management Company.	Three	Amerigas Propane Ltd. (energy), and UGI Corp., Inc. (utility-natural gas)

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (62) President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	SMCF 2000 SMDS 2000 SFI 1993	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (45) Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	SMCF 1997 SMDS 2001 SFI 1997	Mr. Beers is Chief Executive Officer and Director of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS, continued

Gerald M. Van Horn, CFA[4] (35) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is a Director of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (54) Chief Compliance Officer and Vice President of the Funds	Chief Compliance Officer Since 2004 Vice President of Compliance Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (55) Secretary and Treasurer of the Funds	SMCF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

**	Directors who are “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

[1]

Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be eligible to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]

Mr. Francis is considered to be an “interested person” of the Funds by reason of his positions with Susquehanna Bancshares, Inc., the parent company of Stratton Management Company, which is the Funds’ investment advisor. Mr. Stratton is an “interested person” of the Funds by reason of his position with the advisor. Mr. Beers is related to Mr. Stratton by marriage.

[3]	Mr. Stratton served as President of The Stratton Funds, Inc. until May 1, 2003.

[4]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/08” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Six Month Period Ending 12/31/08*
Actual	$1,000.00	$ 638.20	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Six Month Period Ending 12/31/08*
Actual	$1,000.00	$ 719.20	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23
*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Six Month Period Ending 12/31/08*
Actual	$1,000.00	$ 711.20	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.55
*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

Special Meeting of Shareholders

A Special Meeting of Shareholders of SMCF, SMDS and SSCV was held March 28, 2008, for purposes of approving new advisory agreements between each Fund and Stratton Management Co. A quorum for each Fund was represented at the Meeting and the voting results are set forth below.

SMCF

For	Against	Abstain
1,349,923	15,343	17,545

SMDS

For	Against	Abstain
1,806,457	86,626	81,224

SSCV

For	Against	Abstain
7,413,891	128,852	203,664

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2008, total redemption fees collected totaled $448,852.

SHAREHOLDER INFORMATION (continued)

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHAREHOLDER INFORMATION (continued)

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail Stratton Mutual Funds c/o PNC Global Investment Servicing (U.S.) Inc. P. O. Box 9801 Providence, RI 02940	via Overnight Courier Stratton Mutual Funds c/o PNC Global Investment Servicing (U.S.) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2008

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Monthly Dividend REIT Shares, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Monthly Dividend REIT Shares, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions
paid (net investment income
plus short-term capital gain)
representing the amount of
Qualifying Short-Term Capital Gain
as created by The American
Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Monthly Dividend REIT Shares, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

DIRECTORS

Bernard A. Francis, Jr.

John J. Lombard, Jr.

Lois Rothenberger

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

Harold L. Zuber, Jr.

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,400 in 2007 and $32,500 in 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $900 in 2007 and $1,000 in 2008. This represents the review of the semi-annual financial statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,600 in 2007 and $2,700 in 2008. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2008.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2007 and $0 in 2008.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics is incorporated by reference to the N-CSR filed on March 11, 2005 (Accession No. 0001193125-05-047313).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	2/23/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	2/23/09

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	2/23/09

*	Print the name and title of each signing officer under his or her signature.